                                                                    Exhibit 20.1

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2000-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2000-1 Supplement, dated as of August 24, 2000, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 2003 and with respect to the performance of the Trust during the month of August, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2000-1 Supplement.

A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

      1   The amount of the current monthly distribution in respect of Class A
          Monthly Principal                                                                             $             0.00
                                                                                                        ==================

      2   The amount of the current monthly distribution in respect of Class B
          Monthly Principal                                                                             $             0.00
                                                                                                        ==================

      3   The amount of the current monthly distribution in respect of
          Collateral Monthly Principal                                                                  $             0.00
                                                                                                        ==================

      4   The amount of the current monthly distribution in respect of Class A
          Monthly Interest                                                                              $             1.09
                                                                                                        ==================

      5   The amount of the current monthly distribution in respect of Class A
          Additional Interest                                                                           $             0.00
                                                                                                        ==================

      6   The amount of the current monthly distribution in respect of Class B
          Monthly Interest                                                                              $             1.30
                                                                                                        ==================

      7   The amount of the current monthly distribution in respect of Class B
          Additional Interest                                                                           $             0.00
                                                                                                        ==================

      8   The amount of the current monthly distribution in respect of
          Collateral Minimum Monthly Interest                                                           $             1.71
                                                                                                        ==================

      9   The amount of the current monthly distribution in respect of any
          accrued and unpaid Collateral Minimum Monthly Interest                                        $             0.00
                                                                                                        ==================

B.   Information Regarding the Performance of the Trust

      1   Collection of Principal Receivables

          (a) Available Principal Collections                                                           $   111,465,915.09
                                                                                                        ==================

          (b) Class A Investor Default Amount treated as Available Principal
              Collection                                                                                $     2,470,197.52
                                                                                                        ==================

          (c) Class B Investor Default Amount treated as Available Principal
              Collection                                                                                $       169,384.97
                                                                                                        ==================

          (d) Excess Spread treated as Available Principal Collection                                   $      183,500.39
                                                                                                        ==================

      2   Principal Receivables in the Trust

          (a) The aggregate amount of Principal Receivables in the Trust as of

              the end of the day on the last day of the related Monthly Period                          $ 1,623,136,267.61
                                                                                                        ==================

          (b) The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-1 as of the end of the day on
              the last day of the related Monthly Period                                                $   600,264,404.20
                                                                                                        ==================

          (c) The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-1 as of the end of the
              day on the last day of the related Monthly Period                                         $   600,264,404.20
                                                                                                        ==================

          (d) The amount of Principal Receivables in the Trust represented by the Class A Invested Amount as of the end of the day on the last
              day of the related Monthly Period                                                         $   525,231,353.68
                                                                                                        ==================

          (e) The amount of Principal Receivables in the Trust represented by the Class A Adjusted Invested Amount as of the end of the day on
              the last day of the related Monthly Period                                                $   525,231,353.68
                                                                                                        ==================

          (f) The amount of Principal Receivables in the Trust represented by the Class B Invested Amount as of the end of the day on the last
              day of the related Monthly Period                                                         $    36,015,864.25
                                                                                                        ==================

          (g) The amount of Principal Receivables in the Trust represented by the Class B Adjusted Invested Amount as of the end of the day on
              the last day of the related Monthly Period                                                $    36,015,864.25
                                                                                                        ==================

          (h) The amount of Principal Receivables in the Trust represented by the Collateral Invested Amount as of the end of the day on the
              last day of the related Monthly Period                                                    $    39,017,186.27
                                                                                                        ==================

          (i) The amount of Principal Receivables in the Trust represented by the Collateral Adjusted Invested Amount as of the end of the day
              on the last day of the related Monthly Period                                             $    39,017,186.27
                                                                                                        ==================

          (j) The Floating Allocation Percentage with respect to the related
              Monthly Period                                                                                         36.98%
                                                                                                        ==================

          (k) The Class A Floating Percentage with respect to the related
              Monthly Period                                                                                         87.50%
                                                                                                        ==================

          (l) The Class B Floating Percentage with respect to the related
              Monthly Period                                                                                          6.00%
                                                                                                        ==================

          (m) The Collateral Floating Percentage with respect to the related
              Monthly Period                                                                                          6.50%
                                                                                                        ==================

          (n) The Principal Allocation Percentage with respect to the related
              Monthly Period                                                                                         36.98%
                                                                                                        ==================

          (o) The Class A Principal Percentage with respect to the related
              Monthly Period                                                                                         87.50%
                                                                                                        ==================

          (p) The Class B Principal Percentage with respect to the related
              Monthly Period                                                                                          6.00%
                                                                                                        ==================

          (q) The Collateral Principal Percentage with respect to the related
              Monthly Period                                                                                          6.50%
                                                                                                        ==================

      3   Delinquent Balances

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                 Aggregate                      Percentage
                                  Account                        of Total
                                  Balance                       Receivables
                               ==============                   ===========
(a)     30 -- 59 days:         $20,744,060.45                      1.28%
(b)     60 -- 89 days:         $15,501,902.92                      0.96%
(c)     90+ days:              $17,589,883.77                      1.08%
                               --------------                      ----
        Total:                 $53,835,847.14                      3.32%
                               ==============                      ====

      4   Investor Default Amount

          (a) The Investor Default Amount for the related Monthly Period                                $     2,823,082.88
                                                                                                        ==================

          (b) The Class A Investor Default Amount for the related Monthly Period                        $     2,470,197.52
                                                                                                        ==================

          (c) The Class B Investor Default Amount for the related Monthly Period
                                                                                                        $       169,384.97
                                                                                                        ==================

          (d) The Collateral Default Amount for the related Monthly Period                              $       183,500.39
                                                                                                        ==================

      5   Investor Charge-Offs

          (a) The aggregate amount of Class A Investor Charge-Offs for the
              related Monthly Period                                                                    $             0.00
                                                                                                        ==================

          (b) The aggregate amount of Class A Investor Charge-Offs set forth in
              5(a) above per $1,000 of original certificate principal amount                            $             0.00
                                                                                                        ==================

          (c) The aggregate amount of Class B Investor Charge-Offs for the
              related Monthly Period                                                                    $             0.00
                                                                                                        ==================

          (d) The aggregate amount of Class B Investor Charge-Offs set forth in
              5(c) above per $1,000 of original certificate principal amount                            $             0.00
                                                                                                        ==================

          (e) The aggregate amount of Collateral Charge-Offs for the related
              Monthly Period                                                                            $             0.00
                                                                                                        ==================

          (f) The aggregate amount of Collateral Charge-Offs set forth in 5(e)
              above per $1,000 of original certificate principal amount                                 $             0.00
                                                                                                        ==================

          (g) The aggregate amount of Class A Investor Charge-Offs reimbursed on
              the Transfer Date immediately preceding this Distribution Date                            $             0.00
                                                                                                        ==================

          (h) The aggregate amount of Class A Investor Charge-Offs set forth in
              5(g) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
              Distribution Date                                                                         $             0.00
                                                                                                        ==================

          (i) The aggregate amount of Class B Investor Charge-Offs reimbursed on
              the Transfer Date immediately preceding this Distribution Date                            $             0.00
                                                                                                        ==================

          (j) The aggregate amount of Class B Investor Charge-Offs set forth in
              5(i) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
              Distribution Date                                                                         $             0.00
                                                                                                        ==================

          (k) The aggregate amount of Collateral Charge-Offs reimbursed on the
              Transfer Date immediately preceding this Distribution Date                                $             0.00
                                                                                                        ==================

          (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k)
              above per $1,000 original certificate principal amount reimbursed
              on the Transfer Date immediately preceding Distribution Date                              $             0.00
                                                                                                        ==================

      6   Investor Servicing Fee

          (a) The amount of the Class A Servicing Fee payable by the Trust to
              the Servicer for the related Monthly Period                                               $       437,500.00
                                                                                                        ==================

          (b) The amount of the Class B Servicing Fee payable by the Trust to
              the Servicer for the related Monthly Period                                               $        30,000.00
                                                                                                        ==================

          (c) The amount of the Collateral Servicing Fee payable by the Trust to
              the Servicer for the related Monthly Period                                               $        32,500.00
                                                                                                        ==================

          (d) The amount of Servicer Interchange payable by the Trust to the
              Servicer for the related Monthly Period                                                   $       500,000.00
                                                                                                        ==================

      7   Reallocations

          (a) The amount of Reallocated Collateral Principal Collections with
              respect to this Distribution Date                                                         $             0.00
                                                                                                        ==================

          (b) The amount of Reallocated Class B Principal Collections with
              respect to this Distribution Date                                                         $             0.00
                                                                                                        ==================

          (c) The Collateral Invested Amount as of the close of business on this
              Distribution Date                                                                         $    39,000,000.00
                                                                                                        ==================

          (d) The Collateral Adjusted Invested Amount as of the close of
              business on this Distribution Date                                                        $    39,000,000.00
                                                                                                        ==================

          (e) The Class B Invested Amount as of the close of business on this
              Distribution Date                                                                         $    36,000,000.00
                                                                                                        ==================

          (f) The Class B Adjusted Invested Amount as of the close of business
              on this Distribution Date                                                                 $    36,000,000.00
                                                                                                        ==================

          (g) The Class A Invested Amount as of the close of business on this
              Distribution Date                                                                         $   525,000,000.00
                                                                                                        ==================

          (h) The Class A Adjusted Invested Amount as of the close of business
              on this Distribution Date                                                                 $   525,000,000.00
                                                                                                        ==================

      8   Collection of Finance Charge Receivables

          (a) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
              Period which were allocated in respect of the Class A Certificates                        $     6,323,149.78
                                                                                                        ==================

          (b) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
              Period which were allocated in respect of the Class B Certificates                        $       433,587.41
                                                                                                        ==================

          (c) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
              Period which were allocated in respect of the Collateral Interest                         $       469,719.70
                                                                                                        ==================

      9   Principal Funding Account

          (a) The principal amount on deposit in the Principal Funding Account
              on the related Transfer Date                                                              $             0.00
                                                                                                        ==================

          (b) The Accumulation Shortfall with respect to the related Monthly
              Period                                                                                    $             0.00
                                                                                                        ==================

          (c) The Principal Funding Investment Proceeds deposited in the Finance
              Charge Account on the related Transfer Date to be treated as Class
              A Available Funds                                                                         $             0.00
                                                                                                        ==================

          (d) The Principal Funding Investment Proceeds deposited in the Finance
              Charge Account on the related Transfer date to be treated as Class
              B Available Funds                                                                         $             0.00
                                                                                                        ==================

      10  Reserve Account

          (a) The Reserve Draw Amount on the related Transfer Date                                      $             0.00
                                                                                                        ==================

          (b) The amount of the Reserve Draw Amount deposited in the Collection
              Account on the related Transfer Date to be treated as Class A
              Available Funds                                                                           $             0.00
                                                                                                        ==================

          (c) The amount of the Reserve Draw Account deposited in the Collection
              Account on the related Transfer Date to be treated as Class B
              Available Funds                                                                           $             0.00
                                                                                                        ==================

          (d) The amount of any Reserve Account Surplus                                                 $             0.00
                                                                                                        ==================

      11  Available Funds

          (a) The amount of Class A Available Funds on deposit in the Collection
              Account on the related Transfer Date                                                      $       569,625.00
                                                                                                        ==================

          (b) The amount of Class B Available Funds on deposit in the Collection
              Account on the related Transfer Date                                                      $        46,810.00
                                                                                                        ==================

          (c) The amount of Collateral Available Funds on deposit in the
              Collection Account on the related Transfer Date                                           $        66,830.83
                                                                                                        ==================

          (d) Available Principal Collections on deposit in the Collection
              Account on the related Transfer Date                                                      $             0.00
                                                                                                        ==================

      12  Excess Spread and Excess Finance Charge Collections

          (a) Excess Finance Charge Collection                                                          $             0.00
                                                                                                        ==================

          (b) Class A Available Funds
                 minus Class A Monthly Interest
                 minus Class A Servicing Fee
                 minus Class A Defaulted Amount                                                         $     2,845,827.25
                                                                                                        ==================

              Class B Available Funds
                 minus Class B Monthly Interest
                 minus Class B Servicing Fee
                 minus Class B Defaulted Amount                                                         $       187,392.44
                                                                                                        ==================

              Collateral Available Funds                                                                $       469,719.70
                                                                                                        ==================

          (c) Excess Spread applied to the Class A Required Amount for the
              Monthly Period                                                                            $             0.00
                                                                                                        ==================

          (d) Excess Spread applied to the Class A Investor Charge-Offs for the
              related Monthly Period                                                                    $             0.00
                                                                                                        ==================

          (e) Excess Spread applied to the Class B Required Amount for the
              related Monthly Period                                                                    $             0.00
                                                                                                        ==================

          (f) Excess Spread applied to the Class B Default Amount for the
              related Monthly Period                                                                    $             0.00
                                                                                                        ==================

          (g) Excess Spread applied to the Class B Invested Amount for the
              related Monthly Period                                                                    $             0.00
                                                                                                        ==================

          (h) Excess Spread applied to the Collateral Minimum Monthly Interest for the related Monthly Period and for any past due Collateral
              Minimum Monthly Interest                                                                  $        66,830.83
                                                                                                        ==================

          (i) Excess Spread applied to the Collateral Servicing Fee due to the
              Servicer for the related Monthly Period or for any past due
              Collateral Servicing Fees                                                                 $        32,500.00
                                                                                                        ==================

          (j) Excess Spread applied to the Collateral Default Amount as
              Available Principal Collections for the related Monthly Period                            $       183,500.39
                                                                                                        ==================

          (k) Excess Spread applied to the Collateral Invested Amount for the
              related Monthly Period                                                                    $             0.00
                                                                                                        ==================

          (l) Excess Spread applied to the Reserve Account for the related
              Monthly Period                                                                            $             0.00
                                                                                                        ==================

      13  Finance Charge Shortfall

          (a) Finance Charge Shortfall for Series 2000-1                                                $             0.00
                                                                                                        ==================

          (b) Total Finance Charge Shortfall for all series in Group One                                $             0.00
                                                                                                        ==================

      14  Base Rate

          (a) The Base Rate for the related Monthly Period                                                            2.32%
                                                                                                        ==================

      15  Portfolio Yield

          (a) The Portfolio Yield for the related Monthly Period                                                      8.64%
                                                                                                        ==================

          (b) The Portfolio Adjusted Yield for the related Monthly Period                                              N/A
                                                                                                        ==================

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of September, 2003.

                                     NATIONAL CITY BANK,
                                     as Seller and Servicer

                                 By: /s/ Thomas A. Chandler
                                     -------------------------------------------
                               Name: Thomas A. Chandler
                              Title: Senior Vice President - Credit Card Finance